                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 9, 2015

                          AB International Group Corp.

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             (Exact name of registrant as specified in its charter)

     Nevada                        333-199238                 37-1740351

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(State or other                   (Commission               (IRS Employer

jurisdiction of                   File Number)            Identification No.)

incorporation)

Frunze Street 176, Issikatinskiy district, Milianfan, Kyrgyzstan

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(Address of principal executive offices)

 720000

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(Zip Code)

Registrant's telephone number, including area code:  +996-558-414146

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]Written communications pursuant to Rule 425 under the Securities Act

   (17 CFR240.14d-2(b))

[_]Soliciting material pursuant to Rule 14a-12 under Exchange Act

   (17 CFR240.14a-12)

[_]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

   Act (17 CFR240.14d-2(b))

[_]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

   Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02-Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 7, 2015, Mr. Denis Savinskiy replaces Mr. Beken Aitbaev as corporate Secretary, who has resigned in that capacity but remains a Director, President and Treasurer of the Company.

Denis Savinskiy graduated from Kyrgyz National University with Bachelor Degree in Economics in May 2011. Since that time, Mr. Savinskiy has been business owner as sole proprietor “Savinskiy & Partners” and involved in new and used cars dealership industry.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2015                       AB International Group Corp.

                                    By:  /s/ Beken Aitbaev

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                                             Beken Aitbaev, Director